CORNERCAP GROUP OF FUNDS

CORNERCAP BALANCED FUND (CBLFX)

CORNERCAP SMALL-CAP VALUE FUND (CSCVX)

CORNERCAP LARGE/MID-CAP VALUE FUND (CMCRX)

Supplement to the Statement of Additional Information

Dated November 1, 2011

This Supplement to the Statement of Additional Information (“SAI”), dated July 19, 2011, for the CornerCap Balanced Fund (the “Balanced Fund”), the CornerCap Small-Cap Value Fund (the “Small-Cap Value Fund”) and the CornerCap Large/Mid-Cap Value Fund (the “Large/Mid-Cap Value Fund”, and collectively, with the Balanced Fund and the Small-Cap Value Fund, the “Funds”), which are all of the series of CornerCap Group of Funds (the “Trust”), updates the SAI to include revised information as described below.  For further information, please contact the Trust toll-free at (888) 813-8637.  You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to CornerCap Group of Funds, P.O. Box 44336, Denver, CO, 80201, or by calling the Trust toll-free at the number above.

Effective October 1, 2011, the Trust and CornerCap Investment Counsel, Inc., the Funds’ investment adviser (the “Adviser”), have agreed to enter into a Expense Limitation Agreements between the Trust, on behalf of each of the Funds, and the Adviser to reduce the Balanced Fund’s, the Small-Cap Value Fund’s and the Large/Mid-Cap Value Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) to 1.10%, 1.30% and 1.20% of average daily net assets of the respective Fund.

In addition, the Trust is adding disclosure to the SAI regarding fixed income securities the Balanced Fund may purchase and the Funds’ ability to purchase, and risks related to, exchange-traded funds.

Therefore, the following changes are made to the SAI:

•

On page 1 of the SAI, the following disclosure is added immediately following the sub-heading captioned ADDITIONAL NON-PRINCIPAL RISKS AND STRATEGIES:

Other Investment Companies.  As noted in the Prospectus, the Funds may invest in other investment companies.  Under the 1940 Act, a Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, a Fund and its affiliated persons would hold more than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”).  Accordingly, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order.  To the extent an ETF obtains such exemptive relief from the SEC, which many do, the Fund may seek to qualify to invest in such ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent a Fund from allocating its investments in the manner that Funds’ investment adviser, CornerCap Investment Counsel, Inc. (“Adviser”), considers optimal, or cause the Adviser to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative.  The Funds may also invest in Other Investment Companies or Stock Baskets when the Adviser believes they represent more attractive opportunities than similar ETFs.  A Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

The 1940 Act also limits the percentage of a Fund’s assets that can be represented by other investment company’s shares to 5% of the Fund’s assets for any one other investment company or 10% of the Fund’s assets for all other investment companies combined.

Under the 1940 Act, to the extent that a Fund relies upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Fund must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs, Other Investment Companies and other investment companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities.  In the event that there is a vote of ETF, Other Investment Companies or other investment company shares held by a Fund, the Funds intend to vote such shares in the same proportion as the vote of all other holders of such securities.

 Corporate Debt Securities.  The CornerCap Balanced Fund’s (the “Balanced Fund”) fixed income investments may include corporate, municipal or other government debt securities.  Corporate and municipal debt obligations purchased by the Balanced Fund may be any credit quality, maturity or yield.  Accordingly, the Balanced Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s Ratings Services (“S&P”), or, if not rated, of equivalent quality in the Adviser’s opinion.  In addition, the Balanced Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated below Baa by Moody’s or BBB by S&P may be considered speculative and are subject to risks of non-payment of interest and principal.  While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

•

On page 15 of the SAI, the third paragraph under the section captioned “ADVISORY AND ADMINISTRATION ARRANGEMENTS – ADVISORY AND OPERATIONS SERVICES AGREEMENTS” is deleted in its entirety and is replaced with the following:

As explained in the Prospectus, the terms of the Advisory Agreements and the Services Agreements empower the Adviser, subject to the Board of Trustees of the CornerCap Group of Funds, to manage each respective Fund’s assets and provide or arrange for the provision of operational and other administrative services for the day-to-day operation of each respective Fund. Each of the Funds pays the Adviser for the services performed under its respective Advisory Agreement a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets. Under the Services Agreements, the Balanced Fund, the Small-Cap Value Fund and the Large/Mid-Cap Value Fund pay the Adviser a monthly fee at the annual rate of 0.30%, 0.50% and 0.50% of the Fund’s average daily net assets, respectively.  Accordingly, total expenses for each of the Balanced Fund, the Small-Cap Value Fund and the Large/Mid-Cap Fund, excepting brokerage interest, taxes, litigation and other extraordinary expenses, equals an annual rate of 1.30%, 1.50% and 1.50% of the daily net asset value of the respective Fund.

 Notwithstanding the foregoing, the Adviser has contractually agreed to waive fees and reimburse the Balanced Fund, the Small-Cap Value Fund and the Large/Mid-Cap Value Fund for “Total Annual Fund Operating Expenses” (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, and extraordinary expenses) that exceed 1.10%, 1.30% and 1.20%, respectively, through August 1, 2012.

Investors Should Retain This Supplement for Future Reference